UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
November 15, 2020
Date of Report (Date of earliest event reported)
THE PNC FINANCIAL SERVICES GROUP, INC.
(Exact name of registrant as specified in its charter)
Commission File Number 001-09718

Pennsylvania	25-1435979
(State or other jurisdiction of	(I.R.S. Employer
incorporation)	Identification No.)
The Tower at PNC Plaza
300 Fifth Avenue
Pittsburgh, Pennsylvania 15222-2401
(Address of principal executive offices, including zip code)
(888) 762-2265
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $5.00	PNC	New York Stock Exchange
Depositary Shares Each Representing a 1/4,000 Interest in a Share of Fixed-to- Floating Rate Non-Cumulative Perpetual Preferred Stock, Series P	PNC P	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.
Stock Purchase Agreement
On November 15, 2020, The PNC Financial Services Group, Inc. (“PNC”) entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with Banco Bilbao Vizcaya Argentaria, S.A. (“BBVA”). Upon the terms and subject to the conditions set forth in the Stock Purchase Agreement, PNC will purchase from BBVA 100% of the issued and outstanding shares of BBVA USA Bancshares, Inc. (the “Stock Purchase”), a financial holding company (“BBVA USA Holdco”) conducting its business operations primarily through its U.S. banking subsidiary, BBVA USA, an Alabama-chartered bank (“BBVA USA Bank”), for $11.6 billion in cash on hand in a fixed price structure, subject to certain adjustments related to transaction expenses and tax matters. PNC is not acquiring BBVA Securities, Inc., Propel Venture Partners Fund I, L.P. and BBVA Processing Services, Inc. (the “Carve-Out Transactions”). Immediately following the closing of the Stock Purchase, PNC intends to merge BBVA USA Holdco with and into PNC, with PNC continuing as the surviving entity. Post-closing, PNC intends to merge BBVA USA Bank with and into PNC Bank, National Association, an indirect wholly owned subsidiary of PNC (“PNC Bank”), with PNC Bank continuing as the surviving entity.
The completion of the Stock Purchase is subject to certain conditions, including, among others, the absence of any injunction or other legal prohibition on the completion of the Stock Purchase, the receipt of required governmental approvals and/or the expiration of certain waiting periods, the accuracy of the representations and warranties of the other party (generally subject to a material adverse effect standard), material compliance by the other party with its obligations under the Stock Purchase Agreement, and the completion of the Carve-Out Transactions prior to closing.
Under the Stock Purchase Agreement, BBVA has agreed to take or refrain from taking certain actions, including, among others, (i) to cause BBVA USA Holdco and its subsidiaries, including BBVA USA Bank, to operate in the ordinary course of business consistent with past practice and not to enter into certain types of transactions between the execution of the Stock Purchase Agreement and the closing of the Stock Purchase and (ii) subject to certain exceptions, not to (a) engage in a retail banking business in the U.S. for two years following the closing of the Stock Purchase, or (b) solicit or hire any employees of BBVA USA Holdco or its subsidiaries, including BBVA USA Bank, for one year following the closing of the Stock Purchase.
Under the Stock Purchase Agreement, PNC has agreed to take or refrain from taking certain actions, including, among others, (i) to use reasonable best efforts to obtain any necessary regulatory consents and (ii) subject to certain exceptions contained in the Stock Purchase Agreement, not to solicit or hire any BBVA employees retained by BBVA for one year following the closing of the Stock Purchase.
The Stock Purchase Agreement contains customary representations and warranties of BBVA and PNC. The Stock Purchase Agreement also contains certain indemnification obligations of each party with respect to breaches of representations, warranties and covenants and certain other specified matters.
The Stock Purchase Agreement contains certain termination rights for PNC and BBVA, as the case may be, applicable upon, among other events, (i) the Stock Purchase having not been completed on or prior to November 15, 2021 (subject to extension in certain circumstance), or (ii) a breach by the other party that is not or cannot be cured within 45 days’ notice of such breach or is not capable of being cured by November 15, 2021, which breach would result in the failure of the conditions to the terminating party’s obligations to complete the transactions contemplated by the Stock Purchase Agreement.
The foregoing description of the Stock Purchase and the Stock Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Stock Purchase Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated into this report by reference. The Stock Purchase Agreement and the above description of the Stock Purchase Agreement have been included to provide investors and security holders with information regarding the terms of the Stock Purchase Agreement. It is not intended to provide any other factual information about PNC, BBVA or their respective subsidiaries and affiliates. The Stock Purchase Agreement contains representations and warranties of each of PNC, on the one hand, and BBVA, on the other hand, made solely for the benefit of the other. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules that the parties have exchanged in connection with signing the Stock Purchase Agreement. The disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Stock Purchase Agreement. In addition, such representations and warranties may apply standards of materiality in a way that is different from what may be viewed as material by security holders of, or other investors in, PNC or BBVA. Moreover, the representations and warranties in the Stock Purchase Agreement were used for the purpose of allocating risk between PNC, on the one hand, and BBVA, on the other hand, and not necessarily for establishing matters as fact, and information concerning the subject matter of the representations, warranties and covenants may change after the date of the Stock Purchase Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Security holders and investors are not third-party beneficiaries under the Stock Purchase Agreement. Accordingly, you should read the representations and warranties in the Stock Purchase Agreement not in isolation but only in conjunction with the other information about PNC and BBVA, or any of their respective subsidiaries or affiliates that the respective companies include in reports, statements and other filings they make with the Securities and Exchange Commission, and you should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of PNC or BBVA, or any of their respective subsidiaries or affiliates.
CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION
This Report contains forward-looking statements regarding our outlook or expectations with respect to the planned acquisition of BBVA USA Holdco, the combination of BBVA USA Holdco into PNC and BBVA USA Bank into PNC Bank, and the impact of the transaction on PNC’s future performance.
Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties, which change over time. Future events or circumstances may change our outlook and may also affect the nature of the assumptions, risks and uncertainties to which our forward-looking statements are subject. The forward-looking statements in this Report speak only as of the date of this Report, and we assume no duty, and do not undertake, to update them. Actual results or future events could differ, possibly materially, from those that we anticipated in these forward-looking statements. As a result, we caution against placing undue reliance on any forward-looking statements.
Forward-looking statements in this Report are subject to the following risks and uncertainties related both to the acquisition transaction itself and to the integration of the acquired business into PNC after closing:

•
The business of BBVA USA Holdco, including its U.S. banking subsidiary, BBVA USA Bank, may not perform as we currently project or in a manner consistent with historical performance. As a result, the anticipated benefits, including estimated cost savings, of the transaction may be significantly harder or take longer to achieve than expected or may not be achieved in their entirety as a result of unexpected factors or events, including those that are outside of our control.

•
The combination of BBVA USA Holdco, including its U.S. banking subsidiary, BBVA USA Bank, with that of PNC and PNC Bank may be more difficult to achieve than anticipated or have unanticipated adverse results relating to BBVA USA Holdco, including its U.S. banking subsidiary, BBVA USA Bank, or our existing businesses.

•
Completion of the transaction is dependent on the satisfaction of customary closing conditions, which cannot be assured. The timing of completion of the transaction is dependent on various factors that cannot be predicted with precision at this point.

These forward-looking statements are also subject to the principal risks and uncertainties applicable to our businesses generally that are disclosed in PNC’s 2019 Form 10-K and 2020 Form 10-Qs and in PNC’s subsequent SEC filings. Our SEC filings are accessible on the SEC’s website at www.sec.gov and on our corporate website at www.pnc.com/secfilings. We have included these web addresses as inactive textual references only. Information on these websites is not part of this document.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

Number	Description	Method of Filing
2.1	Stock Purchase Agreement dated as of November 15, 2020*	Filed herewith
104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL

*The schedules and similar attachments to this exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to provide a copy of the omitted schedules and similar attachments on a supplemental basis to the Securities and Exchange Commission or its staff, if requested.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PNC FINANCIAL SERVICES GROUP, INC. (Registrant)
Date:	November 19, 2020	By:	/s/ Gregory H. Kozich
Gregory H. Kozich
Senior Vice President and Controller